For period
ending
February 29,
2016

Exhibit 77Q1
File number
811-6292

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas)  Inc.
1.  Issuer:  	Blue Racer Mid LLC/Fin 6.125% due
11/15/2022
2.  Date of Purchase:  07/15/2015		3.  Date offering
commenced:  07/15/2015
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:
$3,045,000 (firmwide)
7.  Aggregate principal amount or total number of shares of
offering:  $862,750,000
8.  Purchase price (net of fees and expenses):  $101.5
9.  Initial public offering price:  $101.5
10.  Commission, spread or profit:  _1.625________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Matthew A. Iannucci			Date:   10/9/2015___
Print Name:   Matthew A. Iannucci





For period
ending
February 29,
2016

Exhibit 77Q1
File number
811-6292

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas)  Inc.
1.  Issuer:  	Frontier Communications 11% due 9/15/2025
2.  Date of Purchase:  09/11/2015		3.  Date offering
commenced:  09/11/2015
4.  Underwriter(s) from whom purchased:  JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:
$5,000,000 (firmwide)
7.  Aggregate principal amount or total number of shares of
offering:  $3,00,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _1.75________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ John Hwang			Date:   10/2/2015___
Print Name:   John Hwang




For period
ending
February 29,
2016

Exhibit 77Q1
File number
811-6292

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas)  Inc.
1.  Issuer:  	Sunoco LP/Finance Corp 5.5.% due
08/01/2020
2.  Date of Purchase:  07/15/2015		3.  Date offering
commenced:  07/15/2015
4.  Underwriter(s) from whom purchased:  CS First Boston Corp.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:
$10,000,000 (firmwide)
7.  Aggregate principal amount or total number of shares of
offering:  $600,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _1.0________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:/s/  John Hwang			Date:   8/25/2015___
Print Name:   John Hwang





For period
ending
February 29,
2016

Exhibit 77Q1
File number
811-6292

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas)  Inc.
1.  Issuer:  	NCL Corp LTD 144A
2.  Date of Purchase:  11/05/2015		3.  Date offering
commenced:  11/05/2015
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:
$1,500,000 (firmwide)
7.  Aggregate principal amount or total number of shares of
offering:  $600,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _1.66________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Alicia Arminante			Date:   1/29/2016___
Print Name:   Alicia Arminante




For period
ending
February 29,
2016

Exhibit 77Q1
File number
811-6292

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas)  Inc.
1.  Issuer:  	Frontier Communications 10.5% due
9/15/2022
2.  Date of Purchase:  09/11/2015		3.  Date offering
commenced:  09/11/2015
4.  Underwriter(s) from whom purchased:  JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:
$3,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering: $2,000,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _1.75________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ John Hwang			Date:   10/2/2015___
Print Name:   John Hwang






For period
ending
February 29,
2016

Exhibit 77Q1
File number
811-6292

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS US Allocation Fund (00563660)
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas) Inc.
1.  Issuer:  Atlassian Corp PLC - Class A
2.  Date of Purchase:  12/10/2015		3.  Date offering
commenced:  12/10/2015
4.  Underwriter(s) from whom purchased:  Goldman Sachs and
Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in
syndicate:
____UBS Investment Bank___________
6.  Aggregate principal amount or number of shares purchased:
175K (firmwide)
7.  Aggregate principal amount or total number of shares of
offering:  22M
8.  Purchase price (net of fees and expenses):  $21_______
9.  Initial public offering price:  $21_______
10.  Commission, spread or profit: $1,155 (gross spread)______
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:	/s/  Peter Bye__________________________
		Date: 01/06/16

Print Name: 	Peter Bye





Information Classification: Limited Access